UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	December 30, 2011

ThermoEnergy Corporation
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

33-46104-FW	71-0659511
(Commission File Number)	(IRS Employer Identification No.)

10 New Bond Street, Worcester, Massachusetts	01606
(Address of principal executive offices)	(Zip Code)

(508) 854-1628
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  —  Entry into a Material Definitive Agreement.

On December 30, 2011, we entered into separate Warrant Amendment Agreements (the “Agreements”) with each of the 21 individuals and entities identified in Item 3.02 below (the “Investors”) who had, on that date, acquired from five funds affiliated with Security Investors, LLC warrants for the purchase of an aggregate of 27,700,000 shares of our Common Stock (collectively, the “Warrants”):

Pursuant to the Agreements, we agreed to amend the Warrants to change the exercise prices of the Warrants from $0.30 per share to $0.095 per share and the Investors agreed to exercise all of the Warrants immediately for cash.

The shares of our Common Stock issuable upon exercise of the Warrants have been registered for re-sale to the public pursuant to an effective registration statement on Form S-1 filed under the Securities Act of 1933 (Registration Statement No. 333-175227) (the “Registration Statement”).  In the Warrant Amendment Agreement, we agreed to prepare and file with the Securities and Exchange Commission (the “Commission”) an amendment or supplement to the prospectus constituting part of the Registration Statement (the “Prospectus”) to identify the Investors as selling stockholder of such shares.  We also agreed to prepare and file with the Commission any amendments to the Registration Statement and supplements to the Prospectus as may be necessary to keep the Registration Statement continuously effective and in compliance with the provisions of the Securities Act applicable thereto so as to permit the Prospectus to be current and useable by the Investors for re-sales of such shares until such date as all shares covered by the Registration Statement have been sold (or, if earlier, with respect to each Investor, until such Investor may resell all of the registered shares held by him or it to the public without registration in reliance on Rule 144 under the Securities Act without limitation as to volume and without the requirement of any notice filing).

The form of Warrant Amendment Agreement and Notice of Exercise is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 3.02 — Unregistered Sales of Equity Securities.

Also on December 30, 2011, pursuant to the Warrant Amendment Agreements reported in Item 1.01 of this Current Report on Form 8-K, the Investors identified below exercised the Warrants for the purchase of an aggregate of 27,700,000 shares of our Common Stock at an exercise price, in cash, of $0.095 per share (or $2,631,500.00 in the aggregate) as follows:

Investor	Number of Shares
John Blum	1,000,000 shares
Michael Brodherson	1,000,000 shares
Scott E. Douglass	1,000,000 shares
Steve Elsey	1,000,000 shares
Steven Etra	1,000,000 shares
Jack and Mary Garson	1,000,000 shares
Gunther Motor Company of Plantation, Inc.	1,000,000 shares

Francis Howard	3,000,000 shares
JSL Kids Partners	1,000,000 shares
John S. Lemak, IRA Rollover	1,000,000 shares
Next View Capital LP	3,000,000 shares
W.P. O’Reilly & Associates, Ltd.	1,000,000 shares
Robert B. Prag	1,000,000 shares
Bruce M. Robinson	1,000,000 shares
Steven Sack	3,000,000 shares
Samax Family Limited Partnership	1,000,000 shares
Sandor Capital Master Fund, L.P.	1,700,000 shares
John J. Shaw	1,000,000 shares
Gerald and Seena Sperling	1,000,000 shares
Robert Stranger	1,000,000 shares
Mark Williams	1,000,000 shares

Each Investor has represented that he or it is an “accredited investor” (as such term is defined in Rule 501 of Regulation D) and that he or it was acquiring his or its Warrant and would acquire the shares of our Common Stock issued upon exercise of such Warrant for investment for his or its own account and not with a plan or present intention to distribute such shares.

The shares of our Common Stock were issued to the Investors in a transaction not involving a public offering and without registration under the Securities Act in reliance on the exemption from registration provided by Section 4(2) of such Act.  For its services in connection with this transaction, we paid Dawson James Securities, Inc., a registered broker-dealer, a fee of $184,205.

We intend to use the net proceeds from the exercise of the Warrants (after payment of fees and expenses) for general working capital purposes.

Item 9.01	Financial Statements and Exhibits

(c)    Exhibits

Exhibit No.	Description

10.1	Form of Warrant Amendment Agreement and Notice of Exercise by and between ThermoEnergy Corporation and each of the individuals and entities identified in Item 1.01 as “Investors”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 4, 2012

THERMOENERGY CORPORATION
(Registrant)

By:	/s/ Cary G. Bullock
Name:	Cary G. Bullock
Title:	President and Chief Executive Officer